--------------------------------------------------------------------------------
BBT SUBSIDIARY, INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                      VALUE
 RATING*  (000)            DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------

                 LONG-TERM INVESTMENTS--128.4%

                 MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--0.4%
AAA       $  5   American Housing Trust VIII,
                   Mortgage Pass-Through
                   Certificates, Series 8, Class M,
                   1/25/21 (I) ............................      $      1,159
AAA        575   American Southwest Financial Corp.,
                   Series 48, Class 48-E,
                   9/01/17 ................................           585,921
         1,103   Federal Home Loan Mortgage
                   Corporation, Multiclass Mortgage
                   Participation Certificates, Series 172,
                   Class 172-H, 5/15/20 ...................         1,302,894
                                                                  -----------
                                                                    1,889,974
                                                                  -----------
                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--2.1%
                 CBA Mortgage Corp.,
AA       5,489     Series 1993-C1, Class B,
                    7.76%, 12/01/03 .......................         5,579,335
AAA      4,951     Series 1993-C1, Class A2,
                   7.76%, 12/25/03 ........................         5,033,942
                                                                  -----------
                                                                   10,613,277
                                                                  -----------
                 CORPORATE BONDS--72.1%
                 FINANCE & BANKING--34.3%
Baa3    10,000   A T & T Capital Corp.,
                   5.81%, 12/04/98 ........................         9,929,300
A2       5,000   Allstate Corp.,
                   5.875%, 6/15/98 ........................         4,997,050
Baa1    11,100   Aristar, Inc.,
                   8.875%, 8/15/98 ........................        11,436,441
                 Associates Corp. of North America,
Aa3      6,150     5.58%, 12/14/98 ........................         6,110,025
Aa3      1,500     7.30%, 3/15/98 .........................         1,512,360
A1       7,769   Bank of Montreal,
                   10.00%, 9/01/98 ........................         8,099,338
A3       3,000   Comerica, Inc.,
                   10.125%, 6/01/98 .......................         3,105,720
A1       3,000   First Chicago Corp.,
                   8.50%, 6/01/98 .........................         3,062,130
A2       6,000   Fleet Financial Group, Inc.,
                   6.00%, 10/26/98 ........................         5,983,260
A1       4,000   Ford Capital B.V.,
                   9.00%, 8/15/98 .........................         4,117,480
A+      10,000   Goldman Sachs Group,
                   6.10%, 4/15/98 .........................        10,001,101
A3       5,000   Huntington Bancshares, Inc.,
                   5.68%, 12/08/98 ........................         4,968,350
A2       6,000   ITT Hartford Group,
                   8.20%, 10/15/98 ........................         6,142,505
A1       6,000   Kemper Corp.,
                   8.80%, 11/01/98 ........................         6,190,920
Baa1     9,960   Lehman Brothers, Inc.,
                   5.75%, 11/15/98 ........................         9,892,471
A3       4,300   Northern Trust Corp.,
                   9.00%, 5/15/98 .........................         4,409,822
                 Norwest Corp.,
Aa3     10,000     5.75%, 11/16/98 ........................         9,957,700
Aa3      5,000     6.00%, 10/13/98 ........................         4,997,500
Aa3      1,000     7.70%, 11/15/97 ........................         1,006,240
Baa1    13,897   PaineWebber Group, Inc.,
                   6.25%, 6/15/98 .........................        13,907,145
A3       5,000   Ryder System, Inc.,
                   5.78%, 4/27/98 .........................         4,977,450
                 Salomon, Inc.,
Baa1     5,000     6.70%, 12/01/98 ........................         5,018,750
Baa1    10,000     7.43%, 12/30/98 ........................        10,148,500
A2      11,300   Sears Overseas Finance,
                   Zero Coupon, 7/12/98 ...................        10,607,579
                 Smith Barney Holdings, Inc.,
A2       1,000     5.50%, 1/15/99 .........................           990,070
A2       9,000     5.625%, 11/15/98 .......................         8,941,860
                                                                  -----------
                                                                  170,511,067
                                                                  -----------
                 CORPORATE BONDS
                 INDUSTRIALS--20.3%
A2      10,000   Atlantic Richfield,
                   10.25%, 7/02/00 ........................        10,150,000
                 Caterpillar Financial Services,
A2       5,000     5.18%, 10/01/98 ........................         4,947,000
A2       1,500     5.93%, 12/15/98 ........................         1,495,410
A3      10,000   Chrysler Financial Corp.,
                   6.04%, 12/07/98 ........................         9,986,000
Aa3      3,000   Du Pont De Nemours,
                   8.50%, 6/25/98 .........................         3,070,745
Baa2    10,500   Enterprise Rental,
                   7.875%, 3/15/98 ........................        10,632,278
A1       8,000   Ford Motor Credit Co.,
                   8.00%, 1/15/99 .........................         8,206,480
AAA      1,000   General Electric Capital Corp.,
                   6.65%, 4/14/08 .........................         1,005,500
                 General Motors Acceptance Corp.,
A3       8,000     6.125%, 9/18/98 ........................         7,990,429
A3       3,600     7.30%, 2/02/98 .........................         3,623,940
A2       3,000   John Deere Capital Corp.,
                   7.14%, 9/15/98 .........................         3,035,160
A3       5,000   Lockheed Martin Corp.,
                   6.625%, 6/15/98 ........................         5,024,650

See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                      VALUE
 RATING*  (000)            DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------

                 CORPORATE BONDS
                 INDUSTRIALS (CONTINUED)
AAA   $  8,225   Outlet Broadcasting, Inc.,
                   10.875%, 7/15/03 .......................      $  8,937,779
A1       2,000   Pepsico, Inc.,
                   6.125%, 1/15/98 ........................         2,005,200
BBB      7,000   Textron Financial Services,
                   6.10%, 6/24/98 .........................         6,993,651
                 Union Oil Co.,
Baa1     7,500     8.40%, 1/15/99 .........................         7,709,325
Baa1     5,000     8.81%, 5/18/98 .........................         5,112,900
Baa1     1,000     8.84%, 5/18/98 .........................         1,022,830
                                                                  -----------
                                                                  100,949,277
                                                                  -----------

                 CORPORATE BONDS
                 UTILITIES--13.5%
Baa2    12,500   Commonwealth Edison,
                   6.00%, 3/15/98 .........................        12,486,242
Baa1     5,000   Duquesne Light Co.,
                   5.85%, 6/01/98 .........................         4,981,250
A3       5,000   GTE Corp.,
                   8.85%, 3/01/98 .........................         5,092,908
Baa3     2,000   Gulf States Utilities Co.,
                   7.35%, 11/01/98 ........................         2,021,580
                 National Rural Utilities,
A1      10,000     5.20%, 1/15/99 .........................         9,841,891
A1       1,000     7.93%, 1/15/99 .........................         1,024,535
A2       5,000   PacifiCorp,
                   8.95%, 6/30/98 .........................         5,128,500
Baa1     7,000   Philadelphia Electric Co.,
                   5.375%, 8/15/98 ........................         6,936,061
A2       5,000   Portland General Electric Co.,
                   5.65%, 5/15/98 .........................         4,985,000
                 Texas Utilities Electric Co.,
Baa1     6,600     5.50%, 10/01/98 ........................         6,545,616
Baa1     1,400     5.75%, 7/01/98 .........................         1,395,646
Baa1     7,050     5.875%, 4/01/98 ........................         7,049,506
                                                                  -----------
                                                                   67,488,735
                                                                  -----------
                 CORPORATE BONDS
                 SOVEREIGN & PROVINCIAL--4.0%
Baa2     8,000   Corporacion Andina De Fomento,
                   6.625%, 10/14/98 .......................         8,032,051
                 Hydro Quebec,
A2       3,000     9.30%, 10/28/98 ........................         3,111,627
A2       7,000     9.55%, 1/06/98 .........................         7,130,739
Aaa      1,400   International Bank For
                   Reconstruction & Development
                   8.85%, 2/16/98 .........................         1,424,168
                                                                  -----------
                                                                   19,698,585
                                                                   ----------
                 ASSET-BACKED SECURITIES--19.0%
AA2      8,023   Airplanes Pass-through Trust
                   Certificates, Series 1, Class A-5,
                   6.04%, 3/15/19 .........................         8,027,969
AAA     27,630   Banc One Credit Card Master  Trust,  Series
                   1994-C, class  7.80%, 12/15/00 .........        28,238,716
AAA     14,600++ Dayton Hudson Credit Card Trust,
                   Series 1995-1, Class A,
                   6.10%, 2/25/02 .........................        14,606,847
                 Discover Card Master Trust,
AAA     27,295+    Series 1991-D, Class A,
                   8.00%, 10/16/00 ........................        27,815,325
AAA     12,441+    Series 1991-F, Class A,
                   7.85%, 11/21/00 ........................        12,654,736
AAA      3,346   Premier Auto Trust, Series 1994- 2,
                   Class A4, 6.00%, 5/02/00 ...............         3,348,273
                                                                  -----------
                                                                   94,691,866
                                                                  -----------
                 STRIPPED MORTGAGE-BACKED
                 SECURITIES--0.8%
         3,866   Federal National Mortgage
                   Association, REMIC Pass-Through
                   Certificates, Trust 1993-158,
                   Class 158-C, 5/25/14 (P/O) .............         3,805,132
                                                                  -----------

                 U.S. GOVERNMENT SECURITIES--27.9%
                 United States Treasury Notes,
         7,000++   5.125%, 12/31/98 .......................         6,916,840
        86,200++   5.625%, 11/30/98 .......................        85,809,514
        50,000+  United States Treasury Strips,
                   Zero Coupon, 11/15/98 ..................        46,131,500
                                                                  -----------
                                                                  138,857,854
                                                                  -----------
                 MUNICIPAL BONDS--4.9%
AAA      7,800   Alameda County California Pension
                   Obligation, Taxable Bonds,
                   Series A, 7.25%, 12/01/98 ..............         7,922,070
AAA      1,415   Long Beach California Pension
                   Obligation, Taxable Refunding,
                   6.13%, 9/01/98 .........................         1,413,755
Baa1     6,000   New York, Taxable Bonds, Series G,
                   6.10%, 2/01/98 .........................         5,993,950
Baa1     2,125   New York State Enviromental
                   Facilities, Taxable Series A,
                   6.08%, 9/15/98 .........................         2,118,455
A3       5,250   Sacramento California Utility District
                   Electric, Refunding Series F,
                   5.90%, 11/15/98 ........................         5,232,570
AAA      1,540   Western Minnesota Municipal Power
                   Agency Supply, Taxable Refunding
                   Series A, 5.88%, 1/01/98 ...............         1,539,538
                                                                  -----------
                                                                   24,220,338
                                                                  -----------
                 MUNICIPAL ZERO COUPON
                 BONDS--1.2%
AAA      6,375   Essex County, Taxable Refunding,
                 Zero Coupon, Series N, 11/15/98 ..........         5,860,729
                                                                  -----------

                 Total long-term investments
                   (cost $643,961,851) ....................       638,586,834
                                                                  -----------
See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                      VALUE
RATING*   (000)            DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------

                 SHORT-TERM INVESTMENTS--2.8%
                 Certificate Of Deposit--2.6%
       $ 13,000   MBNA, 6.15%, 6/19/98 ....................      $ 13,000,000

                 REPURCHASE AGREEMENT--0.2%
          1,040  State Street Bank & Trust Co.,
                   maturity & collateral 5.60%,
                   dated 6/30/97, due
                   7/1/97 in the amount of
                   $1,040,162 (cost $1,040,000:
                   value of collateral including
                   accrued interest $1,068,097) ............        1,040,000

                 Total short-term investments
                   (cost $14,040,000) .....................        14,040,000
                                                                 ------------
                 Total investments before
                   investment sold short--131.2%
                   (cost $658,001,851) ....................       652,626,834
                                                                 ------------

                 INVESTMENT SOLD SHORT--(6.6%)
        (33,000) United States Treasury Notes,
                   6.125%, 8/31/98
                   (proceeds $32,912,344) .................       (33,082,500)
                                                                 ------------
                 Total investments net of
                   short sales--124.6%
                   (cost $625,089,507) ....................       619,544,334
                 Liabilities in excess of other--
                   assets--(24.6%) ........................      (122,200,306)
                                                                 ------------

                 NET ASSETS--100% .........................     $ 497,344,028
                                                                =============

-------------------------
     *Using the higher of Standard & Poor's or Moody's rating.
     +In aggregate, $60,096,095 of principal amount pledged as collateral for reverse repurchase agreements.
    ++Entire principal amount pledged as collateral for reverse repurchase agreements.


--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
            ARM -- Adjustable Rate Mortgage.
            CMO -- Collateralized Mortgage Obligation.
              I -- Denotes a CMO with Interest only characteristics.
              P -- Denotes a CMO with principal only characteristics.
            P/O -- Principal Only.
          REMIC -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BBT SUBSIDIARY, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $658,001,851)
  (Note 1) .....................................................  $652,626,834
Cash ...........................................................         4,915
Deposit with broker as collateral for
  investments sold short (Note 1) ..............................    33,701,250
Interest receivable ............................................     9,477,908
Unrealized appreciation on interest rate swaps .................       556,838
                                                                  ------------
                                                                   696,367,745
                                                                  ------------
LIABILITIES
Reverse repurchase agreements (Note 4) .........................   161,617,375
Investment sold short at value
  (proceeds $32,912,344) (Note 1) ..............................    33,082,500
Due to Parent (Note 2) .........................................     2,953,476
Interest payable ...............................................     1,370,366
                                                                  ------------
                                                                   199,023,717
                                                                  ------------
NET ASSETS .....................................................  $497,344,028
                                                                  ============

Net assets were comprised of:
  Common stock, at par (Note 5) ................................  $    586,605
  Paid-in capital in excess of par .............................   479,111,252
                                                                  ------------
                                                                   479,697,857
  Undistributed net investment income ..........................    23,622,141
  Accumulated net realized loss ................................      (987,635)
  Net unrealized depreciation ..................................    (4,988,335)
                                                                  ------------
  Net assets, June 30, 1997 ....................................  $497,344,028
                                                                  ============

Net asset value per share:
  ($497,344,028 divided by 58,660,527 shares of
  common stock issued and outstanding) .........................         $8.48
                                                                         =====

--------------------------------------------------------------------------------
BBT SUBSIDIARY, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of premium amortization of
    $1,258,483 and interest expense
    of $5,630,005) .............................................   $15,662,601
                                                                   -----------
Operating Expenses
  Investment advisory ..........................................       963,054
  Administration ...............................................       254,029
  Custodian ....................................................        50,000
  Directors ....................................................        30,000
  Audit ........................................................        20,000
  Legal ........................................................         8,000
  Miscellaneous ................................................       176,305
                                                                   -----------
    Total operating expenses ...................................     1,501,388
                                                                   -----------
Net investment income ..........................................    14,161,213
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized loss:
  Investments ..................................................      (244,630)
  Futures ......................................................        18,336
  Short sales ..................................................       (15,312)
                                                                   -----------
                                                                      (241,606)
                                                                   -----------
Net unrealized appreciation (depreciation):
  Investments ..................................................    (1,240,967)
  Short sales ..................................................        75,763
  Futures ......................................................        (9,482)
                                                                   -----------
                                                                    (1,174,686)
                                                                   -----------
Net loss on investments ........................................    (1,416,292)
                                                                   -----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ......................................   $12,744,921
                                                                   ===========



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BBT SUBSIDIARY, INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:
  Interest received ............................................ $ 21,797,137
  Interest expense paid ........................................   (6,213,681)
  Proceeds from disposition of short-term
    portfolio investments, net .................................    5,648,792
  Purchase of long-term portfolio investments .................. (204,751,997)
  Proceeds from disposition of long-term
    portfolio investments ......................................  219,858,733
  Variation margin on futures                                           3,853
  Other                                                               (53,491)
                                                                 ------------
  Net cash flows provided by
    operating activities                                           36,289,346
                                                                 ------------
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements ....................  (36,289,875)
                                                                 ============
Net decrease in cash ...........................................         (529)
Cash at beginning of period                                             5,444
                                                                 ------------
Cash at end of period                                            $      4,915
                                                                 ============
RECONCILIATION OF NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS TO
NET CASH FLOWS PROVIDED BY
OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations ...................................................  $12,744,921
                                                                  -----------
Decrease in investments ........................................   27,455,298
Net realized loss ..............................................      241,606
Increase unrealized depreciation ...............................    1,174,686
Decrease in deposits with broker for
  investments sold short .......................................    2,173,750
Increase in interest receivable ................................     (753,952)
Decrease in interest rate swap .................................       93,789
Increase in variation margin receivable ........................        5,001
Decrease in other assets .......................................       47,546
Decrease in payable for investments purchased ..................   (5,693,130)
Decrease in interest payable ...................................     (583,676)
Decrease in payable for securities sold short ..................   (2,070,450)
Increase in due to parent ......................................    1,883,607
Decrease in excise tax payable .................................     (429,650)
                                                                  -----------


  Total adjustments ............................................   23,544,425
                                                                  -----------
Net cash provided by operating activities ......................  $36,289,346
                                                                  ===========

--------------------------------------------------------------------------------
BBT SUBSIDIARY, INC.
STATEMENT OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                     FOR THE PERIOD
                               SIX MONTHS ENDED     AUGUST 19, 1996*
                                    JUNE 30,              TO
                                      1997         DECEMBER 31, 1996
                                --------------     -----------------

INCREASE (DECREASE)
IN NET ASSETS



Operations:

  Net investment income .....    $ 14,161,213        $  9,460,928
                                 ------------        ------------

  Net realized loss
    on investments,
    short sales and futures .        (241,606)           (746,029)

  Net unrealized appreciation
    (depreciation) on
    investments, short
    sales and futures .......      (1,174,686)         (3,813,649)
                                 ------------        ------------
  Net increase
    in net assets
    resulting from operations      12,744,921           4,901,250



  Transfer of assets from
    BlackRock 1998 Term
    Trust, Inc. in exchange
    for shares issued .......            --           479,697,857
                                 ------------        ------------
  Total increase ............      12,744,921         484,599,107

NET ASSETS
Beginning of period .........     484,599,107                --
                                 ------------        ------------
End of period ...............    $497,344,028        $484,599,107
                                 ============        ============


-------------
*Commencement of operations.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BBT SUBSIDIARY, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                               SIX MONTHS
                                                                                  ENDED           AUGUST 19, 1996*
                                                                                JUNE 30,               THROUGH
                                                                                  1997            DECEMBER 31, 1996
                                                                               ----------         ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ........................................   $   8.26              $  8.18
                                                                                --------              --------
  Net investment income (net of $.10 and $.06 of interest expense) ..........        .24                  .16
  Net realized and unrealized loss on investments, short sales and futures ..       (.02)                (.08)
                                                                                --------              --------
Net increase from investment operations .....................................        .22                  .08
                                                                                --------             --------
Net asset value, end of period                                                    $ 8.48             $   8.26
                                                                                ========             ========
TOTAL INVESTMENT RETURN+: ...................................................       2.66%                2.22%
RATIOS TO AVERAGE NET ASSETS:**
Operating expenses@ .........................................................        .62%                 .60%


Net investment income .......................................................       5.81%                5.33%

SUPPLEMENTAL DATA:
Average net assets (in thousands) ...........................................     491,360             $479,728
Portfolio turnover ..........................................................         30%                   9%
Net assets, end of period (in thousands) ....................................    $497,344             $484,599
Reverse repurchase agreements outstanding, end of period (in thousands) .....    $161,617             $197,907
Asset coverage++ ............................................................     $ 4,077               $3,449

----------------
   * Commencement of investment operations.
  ** Annualized.
   @ The ratio of operating expenses, including interest expenses, to average net assets was 2.93%** and 1.05% for the periods indicated above. The ratio of operating expenses, including interest expense and excise tax, to average net assets was 2.93%** and 1.14% for the periods indicated above.
   + This entity is not publicly traded and therefore total investment return is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
  ++ Per $1,000 of reverse repurchase agreement outstanding.

     The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BBT SUBSIDIARY, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING           BBT Subsidiary, Inc. (the "Trust") was incorporated
POLICIES                     under the laws of the State of  Maryland on May 15,
                             1996,  and is a  diversified  closed-end management
investment company. The Fund was incorporated solely for the purpose of receiving all or a substantial portion of the assets of The BlackRock 1998 Term Trust Inc., incorporated under the laws of the State of Maryland on February 21, 1991 (the "1998 Term Trust") and as such, a wholly-owned subsidiary of the 1998 Term Trust. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities while providing cash flow definition to the 1998 Term Trust. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker/dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay inrecovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the six months ended June 30, 1997.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changesin short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time.

Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marketing-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other part to the swap. However, the Trust does not anticipate non-performance by any counterparty.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate under a specified fixed rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Owning interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from falling short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS         The Trust  has an  Investment Advisory Agreement with
                           BlackRock Financial  Management Inc. (the "Adviser"),
a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Prudential Investments Fund Management LLC, ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The Trust reimburses the 1998 Term Trust for its pro-rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of net assets which are held by the Trust relative to the net assets of the 1998 Term Trust.

NOTE 3. PORTFOLIO           Purchases and sales of investment securities,  other
SECURITIES                  than   short-term   investments,  and  dollar  rolls
                            for the  six  months  ended June 30, 1997 aggregated
$210,445,127 and $201,251,417 respectively.

   The Trust may invest up to 60% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 1997, the Trust did not hold any illiquid securities.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

   The federal income tax basis of the Trust's investments at June 30, 1997 was substantially the same as for financial reporting purposes and, accordingly, net unrealized depreciation for federal income tax purposes was $5,375,017 (gross unrealized appreciation-$2,143,016; gross unrealized depreciation-$7,518,033).

   The Trust entered into interest rate swaps with original notional amounts as stated below. Under this agreement, the Trust receives a fixed rate and pays a floating rate.

 CURRENT                                                             UNREALIZED
NOTIONAL                                                            APPRECIATION
 AMOUNT                        FIXED                 TERMINATION     AT JUNE 30,
  (000)          TYPE          RATE   FLOATING RATE      DATE           1997
  -----          ----          ----   -------------      ----           ----
 $44,000  Interest Rate Swap    7.25% 3-mo. LIBOR      Dec. `98       $153,744
  16,000  Interest Rate Swap    7.27% 3-mo. LIBOR      Dec. `98         66,166
  32,000  Interest Rate Swap   6.991% 3-mo. LIBOR      Dec. `98        107,858
  23,000  Interest Rate Swap    7.00% 3-mo. LIBOR      Dec. `98         67,528
  16,000  Interest Rate Swap    7.00% 3-mo. LIBOR      Dec. `98         77,625
  10,000  Interest Rate Swap   6.988% 3-mo. LIBOR      Dec. `98         40,041
  10,000  Interest Rate Swap   6.975% 3-mo. LIBOR      Dec. `98         43,876
                                                                      --------
                                                                      $556,838
                                                                      ========

NOTE 4. BORROWINGS            REVERSE REPURCHASE AGREEMENTS: The Trust may enter
                              into reverse repurchase agreements with qualified,
third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and out standing will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 1997 was approximately $244,729,402 at a weighted average interest rate of approximately 5.66%. The maximum amount of reverse repurchase agreements outstanding at any month-end was $223,372,125 on March 31, 1997 which was 29.95% of total assets.


DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into dollar rolls during the six months ended June 30, 1997.


NOTE 5. CAPITAL               There  are  200 million shares  of  $.01 par value
                              common stock  authorized.    The  1998  Term Trust
owned all of the  58,660,527 shares outstanding at June 30, 1997.

--------------------------------------------------------------------------------
                              BBT SUBSIDIARY, INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no other material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

BBT Subsidiary, Inc.
================================================================================
Semi-Annual Report
June 30, 1997



BlackRock

DIRECTORS
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Frank Smith, Assistant Treasurer
Karen H. Sabath, Secretary

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ  10702-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 1997 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                               BBT SUBSIDIARY INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 10702-4077
                                 (800) 227-7BFM


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